SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): March 31, 1999


                       AEI RESOURCES, INC.
        (Exact name of registrant as specified in charter)

                          333-72327
     Delaware             333-72355              61-13155723
  (State or other   (Commission File Number)    (IRS Employer
  jurisdiction or                               Identification
  incorporation)                                No.)

  1500 Big Run Road
  Ashland, Kentucky                                41102
  (Address of principal executive offices)       (Zip Code)

  Registrant's telephone number, including area code: (606) 928-3433

                               N/A
                  (Former name or former address
                  if changed since last report.)


             INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

     AEI Resources, Inc. is filing this report in connection with its obligations to file certain information with the Securities and Exchange Commission pursuant to Section 4.03 of both the Indenture for its 10-1/2% Senior Notes Due 2005 and the Indenture for its 11-1/2% Senior Subordinated Notes Due 2006. Currently, AEI Resources, Inc. is not subject to the periodic reporting requirements pursuant to Section 12 or Section 15(d) of the Securities Exchange Act of 1934.

     AEI Resources, Inc. hereby provides notice of its inability to furnish annual financial information for its 1998 fiscal year that would be required to be filed with the Commission on Form 10-K by March 31, 1999 without unreasonable effort and expense. A Notification of Late Filing on Form 12b-25 is attached as an exhibit to this report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial statements of business acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.

              Exhibit 99    Form 12b-25


                            SIGNATURE

       Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                AEI RESOURCES, INC.

                                    /s/Vic Grubb
                                By: Vic Grubb
                                    Treasurer

                                Date: April 1, 1999